JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS H, Q, AND W

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated September 25, 2026 to PROSPECTUSES dated April 27, 2026

This Supplement applies to INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 27, 2026 for the Contract you purchased (the “Annuity Prospectus”). This Supplement must be preceded or accompanied by the Annuity Prospectus for your Contract. Please retain it for future reference.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at johnhancock.com/annuities.

Changes to Variable Investment Options

Effective August 1, 2026 (the “Effective Date”), there is a retroactive reduction in “Current Expenses” for the John Hancock Variable Insurance Trust (“JHVIT”) Equity Income Trust in the “Appendix: Portfolios Available Under the Contract” section of the Annuity Prospectus.

Accordingly, the “Current Expenses” of the JHVIT Equity Income Trust Portfolio are updated as follows in the “Appendix:

Portfolios Available Under the Contract” section of the Annuity Prospectus where each entry appears:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%*	14.39	11.10	10.47
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series II John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.96%*	14.18	10.88	10.25
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.71%*	14.42	11.15	10.52

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should retain this Supplement for future reference.

Supplement dated September 25, 2026

9/26: VAPS89	333-70728	333-71074	333-70850	333-83558	333-164147
	333-70730	033-79112	333-71072	333-164145